ANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.
                                                                  MARCH 31, 2001


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF MARK MOBIUS]

MARK MOBIUS
President
Templeton Vietnam and
Southeast Asia Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D. in Economics and Political Science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Vietnam and Southeast Asia Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan and Thailand.
--------------------------------------------------------------------------------


CONTENTS

Shareholder Letter .........................................................  1
Performance Summary ........................................................  8
Important Notice to Shareholders ...........................................  9
Financial Highlights &
Statement of Investments ................................................... 10
Financial Statements ....................................................... 16
Notes to Financial Statements .............................................. 19
Independent Auditors' Report ............................................... 23

Dear Shareholder:

This annual report of Templeton Vietnam and Southeast Asia Fund covers the period ended March 31, 2001. During most of the 12 months under review, Asian economies experienced strong economic growth. However, economic expansions across the region began to level off toward the end of the reporting period as exports peaked largely due to overcapacity, slackening demand and ripple effects from slowing U.S. economic growth.

In Thailand, trade continued to prosper, with exports up 20% in 2000 as a weak baht boosted foreign interest in Thai products.(1) Gross domestic product (GDP) growth in

1. Source: International Monetary Fund, 2/28/01.

All portfolio holdings mentioned in the report are listed by their complete legal titles in the Fund's Statement of Investments (SOI), which is a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount. The SOI begins on page 11.



FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/01

Thailand                     21.8%
Vietnam*                     20.7%
Indonesia                    10.3%
South Korea                  10.3%
Hong Kong                    10.0%
Singapore                     5.8%
Philippines                   4.3%
India                         3.9%
China                         3.3%
Taiwan                        1.7%
Malaysia                      0.6%
Short-Term Investments
& Other Net Assets            7.3%

* These are direct investments made through companies domiciled in Hong Kong and Singapore.

2000 was slightly better than 1999's growth rate. Hong Kong retained its title as the world's freest economy in the Heritage Foundation's 2001 Index of Economic Freedom, and 2000 GDP grew faster than the government forecast of 10%.(2) Hong Kong's unemployment levels fell to 4.4% in the fourth quarter of 2000 from 4.8% earlier in the calendar year, but began to climb again in 2001 as signs of a slowdown led to job cuts in the construction, transportation and retail sectors.(3)

South Korea's exports and imports registered double-digit gains in 2000 and foreign direct investment amounted to a record $15.7 billion as investor confidence improved.(4) However, South Korea's economy shrank for the first time in two and a half years as its annualized GDP growth rate fell to 4.6% in the fourth quarter of 2000, considerably slower than the third quarter's 9.2% growth rate. Taiwan's jobless rate rose throughout the first three months of 2001 to the highest level since records began in 1978, as falling sales domestically and abroad forced manufacturers to shed staff and move some production to China to cut costs.

A number of important political and economic developments helped improve investor sentiment toward the region. During the year under review, the U.S. granted permanent normal trading relations with China, and North and South Korea agreed to cooperate with each other after years of opposition. While events such as the Hyundai Group's restructuring have once again brought the need for stringent reforms to the forefront, we have seen South Korea's government make some progress in pushing through economic reforms. Vietnam established its first post-war

2. Source: Hong Kong Country Forecast/Economist Intelligence Unit, 4/2/01.
3. Source: Census & Statistics Department of HKSAR.
4. Source: Organization for Economic Cooperation & Development (OECD);
           Reuters 1/4/01.

stock exchange and began trading with four listed securities. By March 2001, the exchange added a fifth security amid expectations for further expansion. The signing of a bilateral trade agreement between Vietnam and the U.S. could prove beneficial, possibly enhancing Vietnam's trade status while improving competition among domestic industries. In addition, the Vietnam government implemented reform of State Owned Enterprises (SOEs) and generally opened up the local business environment.

Southeast Asia's equity markets generally experienced strong volatility as rising commodity prices sidelined some investors, and the steep decline of bellwether U.S. stock prices contributed to a wave of heavy stock market corrections around the world. Korea's market experienced more than its fair share of volatility and could recuperate with continuing economic recovery and what we believe are solid fundamentals. Adding to the market turmoil was Turkey's financial situation. Political disagreements and a temporary liquidity crisis due to banking system problems led to the Turkish lira's steep devaluation. This had a spillover effect across most emerging markets, including those in Asia.

Within this environment, Templeton Vietnam and Southeast Asia Fund posted a -26.40% cumulative total return in market-price terms for the year ended March 31, 2001, as shown in the Performance Summary on page 8. Based on change in net asset value, the Fund's cumulative total return for the same period was -32.70%. The Fund outperformed the Morgan Stanley Capital International (MSCI(R)) Asia Free ex-Japan and International


TOP 10 INDUSTRIES
3/31/01

                                                                    % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Real Estate                                                             17.9%
Diversified Telecommunication
Services                                                                11.1%
Leisure Equipment & Products                                             8.7%
Construction Materials                                                   6.0%
Banks                                                                    5.3%
Semiconductor Equipment &
Products                                                                 5.1%
Food Products                                                            4.9%
Beverages                                                                4.8%
Diversified Financials                                                   4.8%
Oil & Gas                                                                4.4%

TOP 10 EQUITY HOLDINGS*
3/31/01

COMPANY                                                            % OF TOTAL
INDUSTRY,COUNTRY                                                   NET ASSETS
--------------------------------------------------------------------------------
Mayfair Hanoi Ltd.                                                    2.0%
Real Estate, Vietnam
Indotel Ltd.                                                          8.7%
Leisure Equipment & Products, Vietnam
Samsung Electronic Co. Ltd.                                           5.1%
Semiconductor Equipment & Products, South Korea
Siam Cement
Public Co. Ltd., Ord. & fgn.                                          4.6%
Construction Materials,
Thailand
PT Telekomunikasi (Persero), B                                        3.2%
Diversified Telecommunication Services, Indonesia
Hang Lung Development Co. Ltd.                                        2.9%
Real Estate, Hong Kong
PT Indostat (Persero)                                                 2.6%
Diversified Telecommunication Services, Indonesia
Hutchison Whampoa Ltd.                                                2.5%
Diversified Financials,
Hong Kong
Shin Corporations
Public Co. Ltd., fgn.                                                 2.4%
Wireless Telecommunication Services, Thailand
Cheung Kong Holdings Ltd.                                             2.3%
Real Estate, Hong Kong

* Does not include investments in fixed income securities and short-term investments and other net assets.

Finance Corporation Investable (IFCI) Composite Asia Indexes, which returned -43.90% and -38.05% during the same time.(5) We attribute much of this outperformance to the Fund's positions in Thailand and reduced exposure to ailing Malaysian issues. Our careful selection of what we considered superior stocks in Hong Kong and Indonesia also contributed to performance.

At the end of the reporting period, 92.7% of the Fund's total net assets were invested in equities, with 7.3% in short-term investments and other net assets. Although we take into account political and economic events in various countries, we are bottom-up value investors and our main focus is on individual company values. Some of the most important criteria that we use to select investments are attractive fundamental valuations and companies that have, in our view, demonstrated reliable and responsible management, the potential for solid growth prospects and profit margins, adherence to sound corporate governance policies, and respect for minority shareholder rights.

During the period, we expanded the Fund's exposure to China by increasing our holdings in the China "H" market (Hong Kong-listed shares of Chinese state-owned companies). Corrections in the technology sector led to general selling across most other sectors, enabling the Fund to increase its exposure to India as stock valuations came down to what we viewed as reasonable prices. We increased our Korean exposure as short-term selling, in part due to




5. Source: Standard and Poor's Micropal. The MSCI Asia Free ex-Japan Index is an equity index measuring the total returns (gross dividends are reinvested) of equity securities in Asia excluding Japan. Securities included in the index are weighted according to their market capitalizations (shares outstanding times price). The IFCI Composite Asia Index measures the total return of equity securities across Asia, with securities' weights adjusted to reflect only the portion of total market capitalization available to foreign (non-local) investors. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

fears over the implementation of reforms, provided us with the opportunity to build positions in value stocks relatively cheaply.

In line with our value investing strategy, we reduced our exposure to the telecommunications sector as stock price increases pushed telecommunications companies' valuations to levels we believed were too high. Our stock sales reduced the Fund's holdings in Hong Kong and Thailand, where many of these companies are domiciled. Other sales of what we considered expensive stocks further reduced our exposure to Hong Kong. As of March 31, 2001, the Fund's Thailand exposure was the largest due primarily to price appreciation of underlying holdings, followed by Vietnam and Indonesia.

At the end of the reporting period, the real estate industry dominated the Fund's portfolio, followed by diversified telecommunication services and leisure equipment and products. Price fluctuations and the above changes led to the replacement of five companies in the Fund's top 10 holdings during the year. Hong Kong-listed companies China Mobile (previously known as China Telecom) and Citic Pacific, Gudang Garamm (Indonesia), Korea Electric Power (Korea) and Natsteel (Singapore) dropped from the list. Replacing these companies were Hong Kong-listed companies Hang Lung Development, Cheung Kong and Hutchison Whampoa, Indostat (Indonesia) and Shin Corporations Public (Thailand). The Fund's two largest investments overall were Mayfair Hanoi and Indotel, direct Vietnam investments.

At the period's end, we believe political changes in Southeast Asia have already begun to be reflected in the respective stock markets. For example, the Thai market was one of the best performers in

Asia, with the MSCI Thailand Free index gaining 4.69% in U.S. dollar terms during the first quarter of 2001.(6) Looking forward, we continue to believe in the long-term growth potential we see in many markets, although some near-term concerns have surfaced. Regional economies are still faring relatively well, but private consumption is not yet proving strong enough to take over export growth as the key driver to economic expansion. Also, corrections in the U.S. markets, led by disappointing earnings and signs of slowing growth, have impacted the short-term performance of most Asian markets and may continue to dampen returns from the region in the coming months.

Of course, investing in Vietnam and Southeast Asia involves special considerations, including risks related to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, reduced liquidity of emerging markets, and greater currency volatility. For example, Taiwan's equity market, as measured by the MSCI Taiwan Index, increased 155.58% in the last 13 years, but has suffered 11 quarterly declines of more than 15% during that time.(7) Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

6. Source: Standard and Poor's Micropal. The MSCI Thailand Free Index measures the total return (dividends are reinvested) of equity securities in Thailand. Only securities available to foreign (non-local) investors are included, and all are capitalization weighted (shares outstanding times price).

7. Source: Standard and Poor's Micropal. Based on quarterly percentage price change over 13 years ended 3/31/01. The unmanaged MSCI Taiwan Index tracks and measures the total returns of equity securities in Taiwan. Securities included in the index are weighted according to their market capitalization (shares outstanding times price). The return is measured in U.S. dollars and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Because the Fund invests a significant amount of its assets in Vietnam and Southeast Asia, it may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. Investment in the Fund should be considered speculative.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to continuing to serve you in the future.

Sincerely,
/s/ Mark Mobius

Mark Mobius
President
Templeton Vietnam and Southeast Asia Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

Effective 8/1/98, the Fund's Investment Manager agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From 10/1/94, through 9/30/95, additional fee waivers increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a heightened degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE INFORMATION


                               Change                  3/31/01          3/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)           -$3.80                  $7.84            $11.64
Market Price (NYSE)            -$2.145                 $5.980            $8.125



PERFORMANCE


                                                                     INCEPTION
                                      1-YEAR             5-YEAR      (9/15/94)
                                      ------             ------      ---------
Cumulative Total Return(1)
  Based on change in
  net asset value                     -32.70%            -41.17%       -39.77%
  Based on change in
  market price                        -26.40%            -51.64%       -56.49%
Average Annual Total Return(1)
  Based on change in
  net asset value                     -32.70%            -10.07%        -7.46%
  Based on change in
  market price                        -26.40%            -13.52%       -11.95%



For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM
On May 17, 2000, the Fund's Board of Directors authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.
--------------------------------------------------------------------------------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                                                                 YEAR ENDED MARCH 31,
                                                                -------------------------------------------------------
                                                                  2001       2000        1999        1998        1997
                                                                -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $11.64      $8.68       $9.07      $14.05      $13.91
                                                                -------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...............................        (.02)      (.07)       (.08)        .09         .29
 Net realized and unrealized gains (losses).................       (3.86)      3.03        (.31)      (4.86)        .21
                                                                -------------------------------------------------------
Total from investment operations............................       (3.88)      2.96        (.39)      (4.77)        .50
                                                                -------------------------------------------------------
Capital share repurchases...................................         .08         --          --          --          --
                                                                -------------------------------------------------------
Tender offer expenses deducted from capital.................          --         --          --        (.04)         --
                                                                -------------------------------------------------------
Less distributions from:
 Net investment income......................................          --         --          --        (.13)       (.31)
 Net realized gains.........................................          --         --          --        (.03)       (.05)
 Tax return of capital......................................          --         --          --        (.01)         --
                                                                -------------------------------------------------------
Total distributions.........................................          --         --          --        (.17)       (.36)
                                                                -------------------------------------------------------
Net asset value, end of year................................       $7.84     $11.64       $8.68       $9.07      $14.05
                                                                =======================================================
Total Return
 Based on market value per share............................    (26.40)%     17.12%    (15.88)%    (25.14)%    (10.87)%
 Based on net asset value per share.........................    (32.70)%     34.10%     (4.30)%    (34.10)%       4.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................     $35,610    $54,508     $40,615     $42,437    $113,214
Ratios to average net assets:
 Expenses...................................................       2.07%      2.15%       3.12%       2.23%       1.82%
 Expenses, excluding waiver and payments by affiliate.......       2.22%      2.30%       3.22%       2.23%       1.82%
 Net investment income (loss)...............................      (.19)%     (.58)%     (1.06)%        .91%       2.04%
Portfolio turnover rate.....................................      78.51%     68.98%      20.56%      89.42%      20.16%


+Based on average weighted shares outstanding effective year ended March 31, 2000.



                       See Notes to Financial Statements.
 10

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001

                                                                                     SHARES/
                                                                    COUNTRY          WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 70.6%
*AIRLINES .4%
Thai Airways International Public Co. Ltd., fgn. ...........        Thailand           256,400         $   161,835
                                                                                                       -----------
AUTOMOBILES .5%
*Hero Honda Motors Ltd. ....................................         India              32,605              98,147
Hyundai Motor Co. Ltd. .....................................      South Korea            6,120              79,086
                                                                                                       -----------
                                                                                                           177,233
                                                                                                       -----------
BANKS 3.9%
Hana Bank...................................................      South Korea            4,109              18,677
Kookmin Bank................................................      South Korea            1,430              14,612
*Philippine National Bank...................................      Philippines          776,400             728,977
*Siam Commercial Bank, fgn., wts., 6/22/04..................        Thailand           157,066              15,359
*Thai Farmers Bank Public Co. Ltd. .........................        Thailand           250,100             118,116
*Thai Farmers Bank Public Co. Ltd., fgn. ...................        Thailand           930,332             480,725
                                                                                                       -----------
                                                                                                         1,376,466
                                                                                                       -----------
BEVERAGES 4.8%
Fraser and Neave Ltd. ......................................       Singapore           164,100             622,589
San Miguel Corp., B.........................................      Philippines          807,480             815,225
*Serm Suk Public Co. Ltd. ..................................        Thailand             4,000               8,001
Tsingtao Brewey Co. Ltd., H.................................         China             920,000             268,359
                                                                                                       -----------
                                                                                                         1,714,174
                                                                                                       -----------
COMPUTERS & PERIPHERALS 1.1%
*Accton Technology Corp. ...................................         Taiwan            192,000             344,919
Advantech Co. Ltd. .........................................         Taiwan              1,000               4,156
Korea Data Systems..........................................      South Korea           40,780              59,745
                                                                                                       -----------
                                                                                                           408,820
                                                                                                       -----------
CONSTRUCTION MATERIALS 6.0%
Cheung Kong Infrastructure Holdings Ltd. ...................       Hong Kong           142,000             232,138
*PT Indocement Tunggal Prakarsa.............................       Indonesia           697,500              80,346
PT Semen Gresik (Persero) TBK...............................       Indonesia           393,127             186,799
*Siam Cement Public Co. Ltd. ...............................        Thailand           123,019             710,856
*Siam Cement Public Co. Ltd., fgn. .........................        Thailand           111,381             910,950
                                                                                                       -----------
                                                                                                         2,121,089
                                                                                                       -----------
DIVERSIFIED FINANCIALS 4.8%
Hutchison Whampoa Ltd. .....................................       Hong Kong            86,700             905,991
Keppel Corp., Ltd. .........................................       Singapore           402,600             691,255
Swire Pacific Ltd., A.......................................       Hong Kong            19,000             117,665
                                                                                                       -----------
                                                                                                         1,714,911
                                                                                                       -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY          WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED TELECOMMUNICATION SERVICES 11.1%
*Jasmine International Public Co. Ltd., fgn. ...............        Thailand           257,000         $    46,836
Korea Telecom Corp. ........................................      South Korea              519              21,875
Korea Telecom Corp., ADR....................................      South Korea           10,341             240,118
Mahanagar Telephone Nigam Ltd. .............................         India             202,400             574,317
PT Indosat (Persero) TBK....................................       Indonesia         1,226,500             941,877
PT Telekomunikasi Indonesia (Persero), B....................       Indonesia         4,839,680           1,126,587
*Telecomasia Corp. Public Co. Ltd., fgn. ...................        Thailand           671,800             283,680
*Total Access Communication Public Co. Ltd. ................        Thailand           221,200             663,600
Videsh Sanchar Nigam Ltd. ..................................         India              11,577              72,504
                                                                                                       -----------
                                                                                                         3,971,394
                                                                                                       -----------
ELECTRIC UTILITIES 2.3%
Beijing Datang Power Generation Co. Ltd., H.................         China              32,000              10,257
Electricity Generating Public Co. Ltd., fgn. ...............        Thailand           609,400             524,819
*Huaneng Power International Inc., H........................         China             542,000             291,874
                                                                                                       -----------
                                                                                                           826,950
                                                                                                       -----------
ELECTRICAL EQUIPMENT .2%
Bharat Heavy Electricals Ltd. ..............................         India              28,500              86,799
                                                                                                       -----------
*ELECTRONIC EQUIPMENT & INSTRUMENTS .8%
China Aerospace International Holdings Ltd. ................       Hong Kong           150,800              12,375
United Epitaxy Co. Ltd. ....................................         Taiwan             77,000              79,245
Yageo Corp. ................................................         Taiwan            119,000             182,979
                                                                                                       -----------
                                                                                                           274,599
                                                                                                       -----------
FOOD & DRUG RETAILING .8%
Dairy Farm International Holdings Ltd. .....................       Hong Kong           591,900             278,193
                                                                                                       -----------
FOOD PRODUCTS 4.9%
Charoen Pokphand Foods Public Co., Ltd., fgn. ..............        Thailand           453,508             403,163
*Charoen Pokphand Foods Public Co. Ltd., fgn., wts.,
  4/28/02...................................................        Thailand           111,854               5,966
Cheil Jedang Corp. .........................................      South Korea            3,070              79,576
*Golden Agri-Resources Ltd. ................................       Singapore           135,000               6,730
IOI Corp. Bhd. .............................................        Malaysia           141,401              90,794
*Nong Shim Co. Ltd. ........................................      South Korea           11,400             376,860
*PT Indofoods Sukses Makmur TBK.............................       Indonesia         8,248,000             672,983
Smithkline Beecham Consumer Healthcare Ltd. ................         India              11,568              91,651
                                                                                                       -----------
                                                                                                         1,727,723
                                                                                                       -----------
GAS UTILITIES .2%
Gas Authority Of India Ltd., GDR............................         India              12,500              80,625
                                                                                                       -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY          WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
HOTELS RESTAURANTS & LEISURE 2.1%
*Dusit Thani Public Co. Ltd., fgn. .........................        Thailand           529,000         $   329,192
Genting Bhd. ...............................................        Malaysia            41,600             100,716
Hotel Shilla Co. ...........................................      South Korea           80,900             312,416
Resorts World Bhd. .........................................        Malaysia             2,000               3,079
                                                                                                       -----------
                                                                                                           745,403
                                                                                                       -----------
*HOUSEHOLD DURABLES .8%
Land and House Public Co. Ltd., fgn. .......................        Thailand           427,100             234,931
TCL International Holdings Inc. ............................         China             246,000              35,642
                                                                                                       -----------
                                                                                                           270,573
                                                                                                       -----------
*HOUSEHOLD PRODUCTS .3%
Colgate-Palmolive (India) Ltd. .............................         India              27,600              91,457
                                                                                                       -----------
INDUSTRIAL CONGLOMERATES .5%
Sembcorp Industries Ltd. ...................................       Singapore           203,000             183,268
                                                                                                       -----------
IT CONSULTING & SERVICES .2%
Satyam Computers Services Ltd. .............................         India               2,000              10,033
SSI Ltd. ...................................................         India               3,950              56,914
                                                                                                       -----------
                                                                                                            66,947
                                                                                                       -----------
*MACHINERY 1.0%
Samsung Heavy Industries Co. Ltd. ..........................      South Korea           79,260             355,509
                                                                                                       -----------
MEDIA .2%
Asia Satellite Telecommunications Hldgs. Ltd. ..............       Hong Kong            37,500              67,074
BEC World Public Co. Ltd., fgn. ............................        Thailand             2,360              12,588
                                                                                                       -----------
                                                                                                            79,662
                                                                                                       -----------
METALS & MINING .8%
Hindalco Industries Inc. ...................................         India               1,400              23,164
National Aluminum Co. Ltd. .................................         India              40,000              47,099
PT Timah TBK................................................       Indonesia         1,531,000             216,772
                                                                                                       -----------
                                                                                                           287,035
                                                                                                       -----------
MULTILINE RETAIL 2.3%
Siam Makro Public Company Ltd., fgn. .......................        Thailand           588,700             817,730
                                                                                                       -----------
OIL & GAS 4.4%
*China Petroleum & Chemical Corp., (Sinopec), H.............         China           1,086,000             171,270
Hindustan Petroleum Corporation Ltd. .......................         India              41,800             143,980
PetroChina Co. Ltd., H......................................         China           2,222,000             398,859
PTT Exploration & Production Public Co. Ltd., fgn. .........        Thailand           299,700             666,074
SK Corp. ...................................................      South Korea           19,720             182,236
                                                                                                       -----------
                                                                                                         1,562,419
                                                                                                       -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY          WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 5.9%
Cheung Kong Holdings Ltd. ..................................       Hong Kong            79,000         $   828,060
First Capital Corp. Ltd. ...................................       Singapore           487,000             246,804
Hang Lung Development Co. Ltd. .............................       Hong Kong         1,171,000           1,020,970
                                                                                                       -----------
                                                                                                         2,095,834
                                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 5.1%
Samsung Electronics Co. Ltd. ...............................      South Korea           11,657           1,821,680
                                                                                                       -----------
SPECIALTY RETAIL .9%
Cycle & Carriage Ltd. ......................................       Singapore           182,093             316,684
                                                                                                       -----------
TEXTILES & APPAREL
Saha Union Public Co. Ltd., fgn. ...........................        Thailand            69,200              16,149
                                                                                                       -----------
TOBACCO 1.3%
PT Gudang Garam.............................................       Indonesia           263,500             327,557
PT Hanjaya Mandala Sampoerna................................       Indonesia           115,000             130,814
                                                                                                       -----------
                                                                                                           458,371
                                                                                                       -----------
TRADING COMPANIES & DISTRIBUTORS .3%
Samsung Corp. ..............................................      South Korea           25,810             110,919
                                                                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES 2.7%
*Shin Corporations Public Company Ltd., fgn. ...............        Thailand           234,700             855,446
Smartone Telecommunications Holdings Ltd. ..................       Hong Kong            75,000              93,759
                                                                                                       -----------
                                                                                                           949,205
                                                                                                       -----------
TOTAL COMMON STOCKS (COST $33,489,450)......................                                            25,149,656
                                                                                                       -----------
*PREFERRED STOCKS (COST $729,187) 1.4%
Siam Commercial Bank, 5.25%, fgn., cvt. pfd. ...............        Thailand           952,000             502,500
                                                                                                       -----------
DIRECT EQUITY INVESTMENTS 20.7%
(R)+*REAL ESTATE 12.0%
Mayfair Hanoi, Ltd., 30% equity interest owned through HEA
  Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................        Vietnam                              4,259,988
(R)+*LEISURE EQUIPMENT & PRODUCTS 8.7%
Indotel Ltd., acquired 11/22/96 ............................        Vietnam            900,000           3,109,950
                                                                                                       -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                             7,369,938
                                                                                                       -----------

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY          WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $2,702,422) 7.6%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................     United States       2,702,422         $ 2,702,422
                                                                                                       -----------
TOTAL INVESTMENTS (COST $51,623,214) 100.3%.................                                            35,724,516
OTHER ASSETS, LESS LIABILITIES (.3%)........................                                              (114,505)
                                                                                                       -----------
TOTAL NET ASSETS 100.0%.....................................                                           $35,610,011
                                                                                                       ===========

*Non-income producing.
+Affiliated Issuers (See note 6).
(R)See note 7 regarding restricted securities.
                       See Notes to Financial Statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $36,921,059)...................    $28,354,578
  Affiliated issuers (cost $14,702,155).....................      7,369,938    $ 35,724,516
                                                                -----------
 Receivables:
  Investment securities sold................................                         38,390
  Dividends and interest....................................                        105,905
                                                                               ------------
      Total assets..........................................                     35,868,811
                                                                               ------------
Liabilities:
 Payables:
  To affiliates.............................................                         43,344
 Accrued expenses...........................................                        215,456
                                                                               ------------
      Total liabilities.....................................                        258,800
                                                                               ------------
Net assets, at value........................................                   $ 35,610,011
                                                                               ============
Net assets consist of:
 Net unrealized depreciation................................                   $(15,898,698)
 Accumulated net realized loss..............................                    (32,650,121)
 Capital shares.............................................                     84,158,830
                                                                               ------------
Net assets, at value........................................                   $ 35,610,011
                                                                               ============
Net asset value per share ($35,610,011 / 4,544,773 shares
  outstanding)..............................................                          $7.84
                                                                               ============

                       See Notes to Financial Statements.
 16

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2001

Investment Income:
 (net of foreign taxes of $86,270)
 Dividends..................................................    $   602,170
 Interest...................................................        185,650
                                                                -----------
      Total investment income...............................                   $    787,820
Expenses:
 Management fees (Note 3)...................................        632,724
 Administrative fees (Note 3)...............................        101,031
 Transfer agent fees........................................         42,700
 Custodian fees.............................................         41,700
 Reports to shareholders....................................         29,500
 Registration and filing fees...............................         17,500
 Professional fees..........................................         59,500
 Directors' fees and expenses...............................          6,000
                                                                -----------
      Total expenses........................................                        930,655
      Expenses waived/paid by affiliate (Note 3)............                        (63,324)
                                                                               ------------
         Net expenses.......................................                        867,331
                                                                               ------------
            Net investment loss.............................                        (79,511)
                                                                               ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments (net of foreign taxes of $49,676).............     (3,012,409)
  Foreign currency transactions.............................        (42,189)
                                                                -----------
      Net realized loss.....................................                     (3,054,598)
      Net unrealized depreciation on investments............                    (14,806,516)
                                                                               ------------
Net realized and unrealized loss............................                    (17,861,114)
                                                                               ------------
Net decrease in net assets resulting from operations........                   $(17,940,625)
                                                                               ============

                       See Notes to Financial Statements.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2001 AND 2000

                                                                    2001              2000
                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss.......................................    $    (79,511)      $  (313,348)
  Net realized loss from investments and foreign currency
   transactions.............................................      (3,054,598)       (2,297,647)
  Net unrealized appreciation (depreciation) on
   investments..............................................     (14,806,516)       16,504,326
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................     (17,940,625)       13,893,331

 Capital share transactions (Note 2)........................        (957,256)               --
                                                                ------------------------------
    Net increase (decrease) in net assets...................     (18,897,881)       13,893,331

Net assets:
 Beginning of year..........................................      54,507,892        40,614,561
                                                                ------------------------------
 End of year................................................    $ 35,610,011       $54,507,892
                                                                ==============================

Undistributed net investment income included in net assets:
 End of year................................................    $         --       $        --
                                                                ==============================

                       See Notes to Financial Statements.
 18

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests primarily in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan, and Thailand. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At March 31, 2001, there were 100,000,000 shares authorized ($0.01 par value). During the year ended March 31, 2001, 136,400 shares were repurchased for $957,256. The weighted average discount of market price to net asset value of shares repurchased during the year ending March 31, 2001 was 28%. During the year ended March 31, 2000, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Through March 31, 2001, the Fund had repurchased a total of 136,400 shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisors Inc.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. Management fees were reduced on assets invested in the Sweep Money Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to UBS Warburg LLC of 0.10% per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought an action against the Fund, its investment manager and certain of the Fund's officers, directors and other affiliates seeking to recover damages in connection with the Fund's tender offer on January 20, 1998 and certain investments of the Fund. The plaintiffs in that action, captioned In Re: Templeton Securities Litigation (Civil Action No. 98-6059), moved to certify a class with respect to certain claims raised in the consolidated complaint. The court has not ruled on the motion to certify a class. The Fund, its investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

4. INCOME TAXES

At March 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $53,497,194 was as follows:

Unrealized appreciation.....................................  $  1,162,405
Unrealized depreciation.....................................   (18,935,083)
                                                              ------------
Net unrealized depreciation.................................  $(17,772,678)
                                                              ============

At March 31, 2001 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
  2006......................................................  $    55,890
  2007......................................................   19,331,627
  2008......................................................    5,602,511
                                                              -----------
                                                              $24,990,028
                                                              ===========

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 2001, the Fund has deferred capital and currency losses occurring subsequent to October 31, 2000 of $5,774,321 and $11,792, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 aggregated $33,201,865 and $30,385,014, respectively.

6. INVESTMENTS IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of March 31, 2001 the fund had investments in "affiliated persons" valued at $7,369,938.

                                   NUMBER OF                                 NUMBER OF
                                  SHARES HELD       GROSS       GROSS       SHARES HELD         VALUE        DIVIDEND INCOME
NAME OF ISSUER                   MARCH 31, 2000   ADDITIONS   REDUCTIONS   MARCH 31, 2001   MARCH 31, 2001   4/01/00-3/31/01
----------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi Ltd., 30% equity
 interest owned through HEA
 Holdings Ltd. ................          --          --          --                --         $4,259,988              --
Indotel Ltd. ..................     900,000          --          --           900,000          3,109,950              --
                                                                                            --------------------------------
TOTAL AFFILIATES...............                                                               $7,369,938        $     --
                                                                                            ================================

                                  REALIZED
                                   CAPITAL
NAME OF ISSUER                   GAIN/(LOSS)
-------------------------------  -----------
Mayfair Hanoi Ltd., 30% equity
 interest owned through HEA
 Holdings Ltd. ................         --
Indotel Ltd. ..................         --
                                 -----------
TOTAL AFFILIATES...............   $     --
                                 ===========

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $7,369,938 (20.7% of net assets) at March 31, 2001.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Shareholders of Templeton Vietnam and Southeast Asia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Vietnam and Southeast Asia Fund, Inc. (the "Fund") at March 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the periods prior to April 1, 1999 were audited by other independent accountants whose report dated April 30, 1999 expressed an unqualified opinion on those statements.

The financial statements include securities, valued at $7.4 million at March 31, 2001 (20.7% of net assets), whose values have been estimated using methods approved by the Board of Directors in the absence of readily ascertainable market values, as further described in Notes 1 and 7. Those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material to the financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
April 27, 2001

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Annual Meeting of Shareholders, November 29, 2000

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on November 29, 2000. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending March 31, 2001; and in their discretion, to authorize the proxyholders to vote upon such other matters that may properly come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Edith E. Holiday.* Shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                             % OF           % OF                        % OF           % OF
                                                          OUTSTANDING      VOTED                     OUTSTANDING      VOTED
TERM EXPIRING 2003:                           FOR           SHARES         SHARES      WITHHELD        SHARES         SHARES
----------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton.........................  2,517,882        55.13%         76.17%      787,679         17.25%         23.83%
Nicholas F. Brady........................  2,512,227        55.01%         76.00%      793,334         17.37%         24.00%
S. Joseph Fortunato......................  2,516,064        55.09%         76.12%      789,497         17.29%         23.88%
Edith E. Holiday.........................  2,515,324        55.08%         76.09%      790,237         17.30%         23.91%

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001:

                                                                                   % OF           % OF
                                                                                OUTSTANDING       VOTED
                                                              SHARES VOTED        SHARES         SHARES
                                                              ------------------------------------------
For.........................................................   2,540,987          55.64%          76.87%
Against.....................................................      80,964           1.77%           2.45%
Abstain.....................................................     683,610          14.97%          20.68%
                                                               ---------          ------         -------
TOTAL.......................................................   3,305,561          72.38%         100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                                                                                   % OF           % OF
                                                                                OUTSTANDING       VOTED
                                                              SHARES VOTED        SHARES         SHARES
                                                              ------------------------------------------
For.........................................................   2,448,037          53.60%          74.06%
Against.....................................................     517,303          11.33%          15.65%
Abstain.....................................................     340,220           7.45%          10.29%
                                                               ---------          ------         -------
TOTAL.......................................................   3,305,560          72.38%         100.00%

*Martin L. Flanagan, Andrew H. Hines, Jr., Charles B. Johnson, Harmon E. Burns, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividend and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 26

[FRANKLIN TEMPLETON LOGO]

ANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.

AUDITORS

PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236


Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                 [RECYCLE LOGO]        Printed on recycled paper



TLTVF A01 05/01